UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

NINE ENERGY SERVICE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered*
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

*	On February 5, 2026, the New York Stock Exchange (the “NYSE”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist Nine Energy Service, Inc.’s common stock (the “common stock”) from the NYSE. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Nine Energy Service, Inc. (the “Company”) on February 2, 2026 (the “Prior Report”), on February 1, 2026, the Company and certain of its subsidiaries (collectively with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”).

Also as previously disclosed in the Prior Report, upon Bankruptcy Court approval, the Company Parties would enter into a senior secured super-priority asset-based debtor-in-possession loan and security agreement (the “DIP Loan and Security Agreement”) with White Oak Commercial Finance, LLC, as agent (the “DIP Agent”), and White Oak ABL 3, LLC and White Oak Europe ABL Limited, as lenders (the “DIP Lenders”). Pursuant to the DIP Loan and Security Agreement, the DIP Lenders would, subject to the terms and conditions set forth therein, provide the Company Parties with a senior secured super-priority asset-based debtor-in-possession credit facility consisting of up to $125 million in aggregate principal amount of revolving credit commitments (the “DIP ABL Facility”), including a roll-up or refinancing of all obligations under the Prepetition ABL Loan and Security Agreement (as defined below).

On February 3, 2026, the Bankruptcy Court approved the DIP ABL Facility on an interim basis, and the Company Parties entered into the DIP Loan and Security Agreement with the DIP Agent and the DIP Lenders. The DIP Agent and the DIP Lenders were the agent and lenders, respectively, under the Loan and Security Agreement, dated as of May 1, 2025 (the “Prepetition ABL Loan and Security Agreement”), by and among the Company and certain subsidiaries thereof, each as a borrower or guarantor, as applicable, White Oak Commercial Finance, LLC, as agent for the lenders, and the lenders from time to time party thereto. A summary of the material terms of the DIP Loan and Security Agreement is included in Item 1.03 of the Prior Report under the caption “DIP Loan and Security Agreement,” and such summary is incorporated herein by reference.

The DIP Loan and Security Agreement includes certain terms and conditions (including the Bankruptcy Court confirming the Plan and the Plan becoming effective) providing for the conversion of the DIP ABL Facility into an exit senior secured asset-based revolving credit facility consisting of up to $135 million in aggregate principal amount of revolving commitments (the “Exit ABL Facility”) on the effective date of the Plan (or as soon as reasonably practicable thereafter). The terms of the Exit ABL Facility are expected to be consistent with the Exit ABL Term Sheet attached as Exhibit D to the Restructuring Support Agreement, dated February 1, 2026 (the “Restructuring Support Agreement”), by and among the Company Parties and an ad hoc group of certain holders of the Company’s 13.000% Senior Secured Notes due 2028 and the lenders under the Prepetition ABL Loan and Security Agreement. The Restructuring Support Agreement was filed as Exhibit 10.1 to the Prior Report.

The foregoing description of the DIP Loan and Security Agreement is not complete and is qualified in its entirety by reference to the copy of the DIP Loan and Security Agreement attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 2, 2026, the Company received notice from the staff of NYSE Regulation (“NYSE Regulation”) that NYSE Regulation has determined to commence proceedings to delist the Company’s common stock from the New York Stock Exchange (the “NYSE”) and that trading in the Company’s common stock on the NYSE would be suspended immediately. NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company’s disclosure on February 2, 2026 that the Company and certain of its subsidiaries had filed the Chapter 11 Cases.

On February 5, 2026, after the Company informed the NYSE that the Company does not intend to appeal the delisting determination, the NYSE filed an application on Form 25 with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 12d2-2(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Company’s common stock from the NYSE. Such delisting will not affect the Company’s business operations or change its reporting requirements under the rules of the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Senior Secured Superpriority Asset-Based Debtor-In-Possession Loan and Security Agreement, dated as of February 3, 2026, by and among Nine Energy Service, Inc. and certain subsidiaries thereof, as a borrower or guarantor as provided therein, White Oak Commercial Finance, LLC, as agent for the lenders, and the lenders from time to time party thereto.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or similar attachment to the SEC or its staff upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules and similar attachments so furnished.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. Forward-looking statements also include statements that refer to or are based on projections, uncertain events or assumptions. The forward-looking statements included herein, which include statements regarding the Company’s ability to continue operating its business and statements regarding the Exit ABL Facility, are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which the Exit ABL Facility are subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; capital spending and well completions by the onshore oil and natural gas industry; the level of capital spending and well completions by the onshore oil and natural gas industry, which may be affected by geopolitical and economic developments in the U.S. and globally, including conflicts, instability, acts of war or terrorism in oil producing countries or regions, particularly Russia, the Middle East, Venezuela and other countries in South America and Africa, as well as actions by members of the Organization of the Petroleum Exporting Countries and other oil exporting nations; general economic conditions and inflation, particularly, cost inflation with labor or materials; the effects of tariffs and other trade measures on the Company’s business and on the onshore oil and natural gas industry generally; equipment and supply chain constraints; the Company’s ability to attract and retain key employees, technical personnel and other skilled and qualified workers; the Company’s ability to maintain existing prices or implement price increases on our products and services; pricing pressures, reduced sales, or reduced market share as a result of intense competition in the markets for the Company’s dissolvable plug products; conditions inherent in the oilfield services industry, such as equipment defects, liabilities arising from accidents or damage involving our fleet of trucks or other equipment, explosions and uncontrollable flows of gas or well fluids, and loss of well control; the Company’s ability to implement and commercialize new technologies, services and tools; the Company’s ability to grow its completion tool business domestically and internationally; the adequacy of the Company’s capital resources and liquidity; the Company’s ability to manage capital expenditures; the Company’s ability to accurately predict customer demand, including that of its international customers; the loss of, or interruption or delay in operations by, one or more significant customers, including certain of the Company’s customers outside of the United States; the loss of or interruption in operations of one or more key suppliers; the incurrence of significant costs and liabilities resulting from litigation; cybersecurity risks; changes in laws or regulations regarding issues of health, safety and protection of the environment; and other factors described in the “Risk Factors” and “Business” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2026	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Secretary

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